JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from January 1, 2010 to June 30, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 1/7/10
Issuer Qwest Communications International Inc. (QUS 7.125% April 1, 2018 144A)
Cusip 749121CB
Bonds 200,000
Offering Price $98.440
Spread $1.50
Cost $196,880
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.41%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan Securities, Morgan Stanley, Wells Fargo, Credit Suisse, SunTrust Robinson Humphrey, UBS Securities, US Bancorp Investments
Fund Pacholder High Yield Fund
Trade Date 1/15/10
Issuer Teekay Corporation (TK 8.50% January 15, 2020)
Cusip 87900YAA
Bonds 35,000
Offering Price $99.181
Spread $1.74
Cost $34,713
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.43%
Syndicate Members Citigroup Global markets, Deutsche bank Securities, JPMorgan, BNP Paribas, DnB NOR Bank ASA, ING Bank, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 2/3/10
Issuer Denbury Resources Inc. (DNR 8.25% February 15, 2020)
Cusip 24823UAG
Bonds 40,000
Offering Price $100.00
Spread $2.00
Cost $40,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.50%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBC Capital Markets, UBS Securities, Wells Fargo, BBVA Compass, BNP Paribas, Calyon Securities, Capital One Southcoast, Comerica Securities, Credit Suisse, ING Financial, Scotia Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 2/4/10
Issuer McClatchy Company (MNI 11.5% February 15, 2017 144A)
Cusip 579489AC
Bonds 60,000
Offering Price $98.824
Spread $1.84
Cost $59,294
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.35%
Syndicate Members Bank of America Merrill Lynch, Credit Suisse, JPMorgan, Lazard Capital Markets
Fund Pacholder High Yield Fund
Trade Date 2/9/10
Issuer NFR Energy LLC (NFREGY 9.75% February  15, 2017 144A)
Cusip 62910TAA
Bonds 200,000
Offering Price $98.733
Spread $2.50
Cost $197,466
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 4.84%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS Securities, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, Comerica Securities
Fund Pacholder High Yield Fund
Trade Date 2/25/10
Issuer Central Garden & Pet Company (CENT 8.25% March 1, 2018)
Cusip 153527AG
Bonds 105,000
Offering Price $100.00
Spread $2.00
Cost $105,000
Dealer Executing Trade Oppenheimer & Company
% of Offering  purchased by firm 1.79%
Syndicate Members JPMorgan, Oppenheimer & Co, Deutsche Bank Securities, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 2/26/10
Issuer Equinix Inc. (EQIX 8.125% March 1, 2018)
Cusip 29444UAJ
Bonds 245,000
Offering Price $100.00
Spread $1.75
Cost $245,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.56%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs & Co, ING Financial, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/2/10
Issuer Solutia Inc (SOA 7.875% March 15, 2020)
Cusip 834376AL
Bonds 250,000
Offering Price $99.500
Spread $2.24
Cost $248,750
Dealer Executing Trade Jefferies and Company Inc.
% of Offering  purchased by firm 2.25%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities, HSBC Securities, Jefferies & Co, JPMorgan, Fifth Third Securities
Fund Pacholder High Yield Fund
Trade Date 3/5/10
Issuer Avis Budget  Car Rental (CAR 9.625% March 15, 2018 144A)
Cusip 053773AK
Bonds 108,000
Offering Price $98.634
Spread $2.00
Cost $106,525
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, Wells Fargo & Co, Credit Agricole Securities, RBS Securities, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 3/9/10
Issuer MGM Mirage Inc (MGM 9.00% March 15, 2020 144A)
Cusip 552953BP
Bonds 125,000
Offering Price $100.00
Spread $2.25
Cost $125,000
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.80%
Syndicate Members Bank of America Merrill Lynch, Barclays capital, BNP Paribas, Citigroup Global Markets, Commerzbank Capital Markets, Daiwa Capital Markets, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo & Co, Miyazaki Bank, Scotia Capital, US Bancorp Investments
Fund Pacholder High Yield Fund
Trade Date 3/12/10
Issuer Sirius XM Radio Inc (SIRI 8.75% April 1, 2015 144A)
Cusip 82967NAD
Bonds 89,000
Offering Price $100.00
Spread $1.75
Cost $89,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.20%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Morgan Stanley, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/15/10
Issuer Bombardier Inc (BOMB 7.50% March 15, 2018 144A)
Cusip 097751AS
Bonds 50,000
Offering Price $100.00
Spread $1.50
Cost $50,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.48%
Syndicate Members Deutsche bank Securities, JPMorgan, UBS Securities, BNP Paribas, Calyon New York, CIBC, Citigroup Global Markets, Commerzbank AG, national Bank of Canada, Natixis Financial, RBC Securities, RBS Securities, Societe Generale
Fund Pacholder High Yield Fund
Trade Date 3/15/10
Issuer Bombardier Inc (BOMB 7.75% March 15, 2020 144A)
Cusip 097751AV
Bonds 50,000
Offering Price $100.00
Spread $1.50
Cost $50,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.36%
Syndicate Members Deutsche Bank Securities, JPMorgan, UBS Securities, BNP Paribas, CIBC, Citigroup Global Markets, Commerzbank AG, Credit Agricole Securities, Natixis Financial, NBF Securities, RBC Securities, RBS Securities, Societe Generale
Fund Pacholder High Yield Fund
Trade Date 3/16/10
Issuer Digicel Group Ltd (DLLTD 10.50% April 15, 2018 144A)
Cusip 25380WAC
Bonds 565,000
Offering Price $100.00
Spread $1.75
Cost $565,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 3/16/10
Issuer US Steel Corporation (X 7.375% April 1, 2020)
Cusip 912909AF
Bonds 300,000
Offering Price $99.125
Spread $2.00
Cost $297,375
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.20%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs & Co, JPMorgan, Morgan Stanley, BNY Mellon, Citigroup Global Markets, Commerzbank Capital markets, Credit Suisse, ING Financial Markets, PNC Capital Markets, RBS Securities, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/23/10
Issuer Lear Corporation (LEA 7.875% March 15, 2018)
Cusip 521865AR
Bonds 65,000
Offering Price $99.276
Spread $1.89
Cost $64,529
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, UBS Securities, HSBC Securities
Fund Pacholder High Yield Fund
Trade Date 3/23/10
Issuer Lear Corporation (LEA 8.125% March 15, 2020)
Cusip 521865AS
Bonds 65,000
Offering Price $99.164
Spread $1.89
Cost $64,457
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, UBS Securities, HSBC Securities
Fund Pacholder High Yield Fund
Trade Date 3/24/10
Issuer LBI Escrow Corp (LYO 8.00% November 1, 2017 144A)
Cusip 50178TAA
Bonds 325,000
Offering Price $100.00
Spread $2.00
Cost $325,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.35%
Syndicate Members bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, UBS Securities, Wells Fargo & Co.
Fund Pacholder High Yield Fund
Trade Date 3/24/10
Issuer Plains Exploration & Production Company (PXP 7.625% April 1, 2020)
Cusip 726505AJ
Bonds 100,000
Offering Price $100.00
Spread $1.75
Cost $100,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.22%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BMO Capitl Markets, Citigroup Global Markets, JPMorgan, Wells Fargo & Co, BNP Paribas, RBS Securities, Scotia Capital, TD Securities
Fund Pacholder High Yield Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 7.875% April 15, 2015 144A)
Cusip 35906AAC
Bonds 115,000
Offering Price $100.00
Spread $2.00
Cost $115,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.93%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 8.25% April 15, 2017 144A)
Cusip 35906AAE
Bonds 115,000
Offering Price $100.00
Spread $2.00
Cost $115,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.42%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 8.50% April 15, 2020 144A)
Cusip 35906AAG
Bonds 115,000
Offering Price $100.00
Spread $2.00
Cost $115,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.42%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 8.75% April 15, 2022 144A)
Cusip 35906AAJ
Bonds 110,000
Offering Price $100.00
Spread $2.00
Cost $110,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.93%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/31/10
Issuer Ferrellgas Partners LP (FGP 8.625% June 15, 2020)
Cusip 315295AE
Bonds 325,000
Offering Price $100.00
Spread $2.00
Cost $325,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 8.55%
Syndicate Members Wells Fargo Securities, Bank of America Merrill Lynch, JPMorgan, Barclays Capital, BNP Paribas, Fifth Third Securities, PNC Capital Markets, Societe Generale, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/6/10
Issuer Meritage Homes Corporation (MTH 7.15% April 15, 2020 144A)
Cusip 59001AAM
Bonds 450,000
Offering Price $97.567
Spread $1.25
Cost $439,052
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.76%
Syndicate Members Citigroup Global Markets, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/8/10
Issuer Mantech International Company (MANT 7.25% April 15, 2018 144A)
Cusip 564563AA
Bonds 60,000
Offering Price $100.00
Spread $2.00
Cost $60,000
Dealer Executing Trade BancAmerica Securites
% of Offering  purchased by firm 2.48%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, BB&T Capital Markets, Cowen & Co, PNC Securities
Fund Pacholder High Yield Fund
Trade Date 4/9/10
Issuer NFR Energy LLC (NFREGY 9.75% February 15, 2017 144A)
Cusip 62910TAD
Bonds 160,000
Offering Price $98.754
Spread $1.50
Cost $158,006
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 9.94%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, BOSC Inc, Comerica Securities
Fund Pacholder High Yield Fund
Trade Date 4/12/10
Issuer Cablevision Systems Corporation (CVC 7.75% April 15, 2018)
Cusip 12686CAZ
Bonds 120,000
Offering Price $100.00
Spread $2.00
Cost $120,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.28%
Syndicate Members Bank Of America Merrill Lynch, barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 4/12/10
Issuer Cablevision Systems Corporation (CVC 8.00% April 15, 2020)
Cusip 12686CBA
Bonds 60,000
Offering Price $100.00
Spread $2.00
Cost $60,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.95%
Syndicate Members Bank Of America Merrill Lynch, barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 4/14/10
Issuer CCO Holdings LLC (CCMM 7.875% April 30, 2018 144A)
Cusip 1248EPAJ
Bonds 90,000
Offering Price $100.00
Spread $1.64
Cost $90,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.66%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, Credit Agricole Securities, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/14/10
Issuer CCO Holdings LLC (CCMM 8.125% April 30, 2020 144A)
Cusip 1248EPAM
Bonds 75,000
Offering Price $100.00
Spread $1.64
Cost $75,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.67%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, Credit Agricole Securities, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/21/10
Issuer Standard Pacific Corporation (SPF 8.375% May 15, 2018)
Cusip 85375CAX
Bonds 50,000
Offering Price $100.00
Spread $1.38
Cost $50,000
Dealer Executing Trade Broadpoint Capital
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Broadpoint Gleacher Securities
Fund Pacholder High Yield Fund
Trade Date 4/22/10
Issuer Live Nation Entertainment (LYV 8.125% May 15, 2018 144A)
Cusip 538034AC
Bonds 50,000
Offering Price $100.00
Spread $1.88
Cost $50,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.73%
Syndicate Members Deutsche Bank, Goldman Sachs & Co, JPMorgan, Bank of America Merrill Lynch, RBS Securities, Scotia Capital, Wells Fargo, HSBC Securities, Mitsubishi Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 4/22/10
Issuer Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Coproation  (PVR 8.25% April 15, 2018)
Cusip 70788AAA
Bonds 160,000
Offering Price $100.00
Spread $2.50
Cost $160,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.13%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBC Capital, Wells Fargo, BB&T Capital Markets, Mitsubishi UFJ Securities, PNC Capital, Barclays Capital, BMO Capital markets, Capital One Southcoast, Comerica Securities, Credit Suisse, Societe Generale, TD Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/22/10
Issuer Telcordia Technologies (TELCOR 11.00% May 1, 2018 144A)
Cusip 87922RAJ
Bonds 190,000
Offering Price $100.00
Spread $2.00
Cost $190,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.82%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/27/10
Issuer Lennar Corporation (LEN 6.95% June 1, 2018 144A)
Cusip 526057BB
Bonds 190,000
Offering Price $98.929
Spread $1.38
Cost $187,965
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 00000
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, UBS Securites
Fund Pacholder High Yield Fund
Trade Date 4/28/10
Issuer Levi Strauss & Company (LEVI 7.625% May 15, 2020 144A)
Cusip 52736RBA
Bonds 240,000
Offering Price $100.00
Spread $1.75
Cost $240,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.34%
Syndicate Members Bank of America Merill Lynch, JPMorgan, Credit Suisse, Goldman Sachs & Co, Wells Fargo, HSBC Securities, Scotia Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 4/29/10
Issuer Pinnacle Entertainment (PNK 8.75%  May 15, 2020 144A)
Cusip 723456AL
Bonds 100,000
Offering Price $100.00
Spread $2.00
Cost $100,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Agricole, Deutsche Bank, JPMorgan, UBS Securities, Capital One, Citidel Securities
Fund Pacholder High Yield Fund
Trade Date 5/19/10
Issuer Games Merger Corp (DAB 11.00% June 1, 2018 144A)
Cusip 36467YAA
Bonds 30,000
Offering Price $100.00
Spread $2.75
Cost $30,000
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 4.53%
Syndicate Members Jefferies & Co, JPMorgan